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                                                                   EXHIBIT 23.2

                           PRICEWATERHOUSECOOPERS LLP

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 28, 2000 relating to the financial statements, which appears in Video Network Communications, Inc. Annual Report on Form 10-KSB for the year ended December 31, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



                                                   PricewaterhouseCoopers LLP


Boston, Massachusetts
October 6, 2000